Exhibit 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen C.  Miller, President of Boulder Growth & Income Fund Inc. (the “Registrant”), certify that:

1.                  The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date	2-6-06	/S/ STEPHEN C. MILLER
Stephen C. Miller, President
(Principal Executive Officer)

I, Carl D. Johns, Vice President and Treasurer of Boulder Growth & Income Fund Inc. (the “Registrant”), certify that:

1.               The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	2-6-06	/S/ CARL D. JOHNS
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)